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[HOMESTEAD FUNDS LOGO]



                             Homestead Funds, Inc.
                       Supplement Dated October 20, 2004
                      To The Prospectus Dated May 1, 2004



This supplement describes a change to the prospectus dated May 1, 2004.

Footnote (c) on page 34 of the current prospectus sets forth the total operating expenses the Funds actually incurred for 2003. These amounts reflect reductions set forth in expense limitation agreements between Homestead Funds and RE Advisers, the investment manager and/or administrator to the Funds.

According to the terms of the agreement then in place, RE Advisers waived a portion of its Short-Term Bond Fund management fees in order to keep this Fund's annual operating expenses at 0.75%. The Board of Directors has approved a change to the terms of the expense limitation agreement that will take effect on December 1, 2004. Under the new terms, RE Advisers will waive a portion of its Short-Term Bond Fund management fees to the extent necessary to keep this Fund's annual operating expenses at 0.80%.

This change was approved at a meeting of Homestead Funds Board of Directors held on September 15, 2004.